Korsana Biosciences Reports Third Quarter 2026 Financial Results and Provides Corporate Update

Completed merger with Cyclerion Therapeutics and concurrent $380 million private placement

Phase 1 healthy volunteer data for KRSA-028 expected mid-2027 and interim proof-of-concept data in Alzheimer’s disease patients anticipated by year-end 2027 or first quarter of 2028

Cash and cash equivalents of approximately $456.2 million as of
September 30, 2026, expected to fund operations into 2029

WALTHAM, Mass., November 5, 2026— Korsana Biosciences, Inc. (“Korsana” or the “Company”) (Nasdaq: KRSA), a biotechnology company discovering and developing novel therapies to reduce the burden of neurodegenerative diseases, today reported financial results for the third quarter ended September 30, 2026, and provided a corporate update.

“The third quarter was transformative for Korsana, providing us with the financial resources and experienced leadership team to execute our strategy,” said Jonathan Violin, Ph.D., President and Chief Executive Officer of Korsana. “With this foundation in place, we remain focused on advancing KRSA-028 toward the clinic and building the body of evidence supporting the program, including through our first preclinical poster at CTAD later this month.”

Recent Business Highlights

Corporate

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Completed the merger with Cyclerion Therapeutics and concurrent $380 million private placement in September 2026.
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Strengthened the executive leadership team and Board of Directors with the appointments of Matthew Leoni, M.D., as Chief Medical Officer, Gan Wei, Ph.D., as Chief Technical Officer, and Heidi Henson as a director and Chair of the Audit Committee.

KRSA-028: next-generation THETA™-enabled antibody targeting amyloid beta for the treatment of Alzheimer’s disease

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Advanced KRSA-028 toward the clinic, with Phase 1 healthy volunteer data expected in mid-2027 and interim proof-of-concept data in patients with Alzheimer’s disease anticipated by year-end 2027 or the first quarter of 2028.
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KRSA-028 preclinical data were accepted for presentation at the upcoming Clinical Trials on Alzheimer’s Disease (CTAD) 2026 conference, including characterization of pharmacokinetic and hematologic parameters, binding affinity, and phagocytic activity. The poster will be available on Korsana’s website at the time of presentation.
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Poster Number: P338

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Title: Design and characterization of KRSA-028, a novel bispecific antibody targeting amyloid beta and transferrin receptor with selective effector function modulation
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Session: Poster Session 2, Pre-clinical, Early Discovery and Mechanistic Research
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Date: Wednesday, November 18, 2026

Third Quarter 2026 Financial Results

Cash Position: Cash and cash equivalents were approximately $456.2 million as of September 30, 2026. The Company expects its cash and cash equivalents to be sufficient to fund operations into 2029.

Research and Development (R&D) Expenses: R&D expenses were $42.1 million for the third quarter of 2026, which includes $13.5 million of non-cash stock-based compensation.

General and Administrative (G&A) Expenses: G&A expenses were $6.1 million for the third quarter of 2026, which includes $1.7 million of non-cash stock-based compensation.

Net Loss: Net loss totaled $46.4 million for the third quarter of 2026, which includes $15.2 million of non-cash stock-based compensation.

Shares Outstanding: Korsana has approximately 55.1 million shares of the Company’s common stock and common stock equivalents outstanding, including shares of common stock underlying pre-funded warrants and Series B convertible preferred stock, and excluding shares underlying equity awards.

About Korsana Biosciences

Korsana Biosciences is committed to building best-in-class therapeutics with the goal of reducing the burden of neurodegenerative diseases for patients and caregivers. The Company’s lead program, KRSA-028, is a next-generation shuttled antibody targeting amyloid beta for the treatment of Alzheimer’s disease. KRSA-028 leverages Therapeutic Targeting (THETA™), a novel CNS shuttle technology developed in partnership with Paragon Therapeutics and designed to enable dramatically higher drug concentrations in the brain and overcome the limitations of earlier shuttle technologies. In addition, Korsana is advancing a pipeline of innovative therapies for neurodegenerative diseases. For more information, please visit www.korsana.com and follow the Company on LinkedIn.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute "forward-looking statements" within the meaning of the federal securities laws, including for purposes of the "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Korsana’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation, Korsana’s ability to achieve the expected benefits or opportunities with respect to KRSA-028; the expected timelines of clinical data for KRSA-028;

expectations regarding the time period over which Korsana’s capital resources will be sufficient to fund its anticipated operations; and the anticipated benefits of the additions to the Company’s executive leadership team and board of directors. The words "opportunity," "potential," "milestones," "pipeline," "can," "goal," "strategy," "target," "anticipate," "achieve," "believe," "contemplate," "continue," "could," "estimate," "expect," "intends," "may," "plan," "possible," "project," "should," "will," "would" and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Korsana will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Korsana’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to those uncertainties and factors more fully described in Korsana’s most recent filings with the Securities and Exchange Commission, including reports filed on Forms 10-K, 10-Q and 8-K, as well as Korsana's subsequent filings with the SEC, including Current Reports on Form 8-K), as well as risk factors associated with companies, such as Korsana, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Korsana’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Korsana does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Korsana.

Investor and Media Contact:

Eva Stroynowski

IR@korsana.com

Media@korsana.com

Korsana Biosciences, Inc.

Condensed Consolidated Statement of Operations and Comprehensive Loss

(unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30,
	2026	2025
Operating expenses
Research and development	$42,139	$20,479
General and administrative	6,135	1,478
Total operating expenses	48,274	21,957
Loss from operations	(48,274)	(21,957)
Other income	1,849	234
Net loss and comprehensive loss	$(46,425)	$(21,723)

Net loss per share attributable to common stockholders, basic and diluted	$(3.19)	$(39.49)
Net loss per share attributable to Series B non-voting convertible preferred stockholders, basic and diluted	$(3,190.41)	—
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	13,525,610	550,061
Weighted-average shares used in computing net loss per share attributable to Series B non-voting convertible preferred stockholders, basic and diluted	1,026	—

Korsana Biosciences, Inc.

Condensed Consolidated Balance Sheets

(unaudited, in thousands)

	September 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$456,221	$154,135
Other assets	5,863	461
Total Assets	$462,084	$154,596
Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Liabilities	$45,557	$13,027
Convertible preferred stock and stockholders' equity (deficit)	416,527	141,569
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$462,084	$154,596